United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 10, 2013

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

001-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On April 10, 2013, Fidelity National Information Services, Inc. (“FIS”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters listed on Schedule 1 thereto, and each of the guarantors listed on Schedule 2 thereto, relating to the issuance and sale of $250 million in aggregate principal amount of FIS’s 2.000% Senior Notes due 2018 (the “2018 Notes”) and $1 billion in aggregate principal amount of FIS’s 3.500% Senior Notes due 2023 (the “2023 Notes” and, together with 2018 Notes, the “Notes”).

The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1 to this report. The Underwriting Agreement is filed with reference to and hereby is incorporated by reference into the automatically effective Registration Statement on Form S-3ASR (File No. 333-187047) of FIS filed with the Securities and Exchange Commission on March 5, 2013 (the “FIS S-3”).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 15, 2013, FIS completed its issuance and sale of the Notes (the “Senior Note Offering”). The Notes were issued pursuant to an Indenture (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of April 15, 2013, among FIS, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and the Guarantors (defined below), as supplemented by the First Supplemental Indenture with respect to the 2023 Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of April 15, 2013, among FIS, the Trustee and the Guarantors, and as further supplemented by the Second Supplemental Indenture with respect to the 2018 Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference), dated as of April 15, 2013, among FIS, the Trustee and the Guarantors. Each of the Notes is guaranteed by certain subsidiaries of FIS identified therein (the “Guarantors”).

The Notes were offered and sold pursuant to the FIS S-3, as supplemented by a preliminary prospectus supplement dated April 10, 2013 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, on April 10, 2013), a free writing prospectus dated April 10, 2013 (filed with the Commission pursuant to Rule 433 under the Securities Act of 1933, on April 10, 2013) and a final prospectus supplement dated April 10, 2013 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 on April 12, 2013).

Item 8.01. Other Events.

Copies of press releases announcing the launch and pricing of the Senior Note Offering, each dated April 10, 2013, are attached hereto as Exhibits 99.1 and 99.2, respectively and a copy of the press release, dated April 15, 2013, announcing the completion of the Senior Note Offering, is attached hereto as exhibit 99.3

A copy of the opinion letter of Willkie Farr & Gallagher LLP, relating to the validity of the Senior Notes is filed as Exhibit 5.1 hereto and copies of the opinion letters of (i) Baxter & Jewell, P.A., concerning legal matters related to Arkansas law, (ii) Montgomery, McCracken, Walker & Rhoads, LLP, concerning legal matters related to Pennsylvania law (iii) Moss & Barnett P.A., concerning legal matters related to Minnesota law, (iv) Nelson, Mullins, Riley & Scarborough LLP, concerning legal matters related to California, Tennessee, Florida and Georgia law, (v) Phillips Murrah P.C., concerning legal matters related to Oklahoma law and (vi) Quarles & Brady LLP, concerning legal matters related to Arizona, Nevada and Wisconsin law, are attached hereto as Exhibits 5.2 through 5.7, respectively.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of April 10, 2013

4.1	Indenture, dated as of April 15, 2013

4.2	First Supplemental Indenture, dated as of April 15, 2013

4.3	Second Supplemental Indenture, dated as of April 15, 2013

4.4	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated April 15, 2013

5.2	Legal Opinion of Baxter & Jewell, P.A., dated April 15, 2013

5.3	Legal Opinion of Montgomery McCracken Walker & Rhoads LLP, dated April 15, 2013

5.4	Legal Opinion of Moss & Barnett P.A., dated April 15, 2013

5.5	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated April 15, 2013

5.6	Legal Opinion of Phillips Murrah, P.C., dated April 15, 2013

5.7	Legal Opinion of Quarles & Brady LLP, dated April 15, 2013

23.1	Consent of Willkie Farr & Gallagher LLP, dated April 15, 2013 (included in Exhibit 5.1 above)

23.2	Consent of Baxter & Jewell, P.A., dated April 15, 2013 (included in Exhibit 5.2 above)

23.3	Consent of Montgomery McCracken Walker & Rhoads LLP, dated April 15, 2013 (included in Exhibit 5.3 above)

23.4	Consent of Moss & Barnett P.A., dated April 15, 2013 (included in Exhibit 5.4 above)

23.5	Consent of Nelson Mullins Riley & Scarborough LLP, dated April 15, 2013 (included in Exhibit 5.5 above)

23.6	Consent of Phillips Murrah, P.C., dated April 15, 2013 (included in Exhibit 5.6 above)

23.7	Consent of Quarles & Brady LLP, dated April 15, 2013 (included in Exhibit 5.7 above)

99.1	Press Release, dated April 10, 2013 – Senior Note Offering Launch

99.2	Press Release, dated April 10, 2013 – Senior Note Offering Pricing

99.3	Press Release, dated April 15, 2013 – Senior Note Offering Closing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial Services, Inc.

Date: April 15, 2013

	By:	/s/ Michael P. Oates
	Name:	Michael P. Oates
	Title:	Corporate Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of April 10, 2013

4.1	Indenture, dated as of April 15, 2013

4.2	First Supplemental Indenture, dated as of April 15, 2013

4.3	Second Supplemental Indenture, dated as of April 15, 2013

4.4	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated April 15, 2013

5.2	Legal Opinion of Baxter & Jewell, P.A., dated April 15, 2013

5.3	Legal Opinion of Montgomery McCracken Walker & Rhoads LLP, dated April 15, 2013

5.4	Legal Opinion of Moss & Barnett P.A., dated April 15, 2013

5.5	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated April 15, 2013

5.6	Legal Opinion of Phillips Murrah, P.C., dated April 15, 2013

5.7	Legal Opinion of Quarles & Brady LLP, dated April 15, 2013

23.1	Consent of Willkie Farr & Gallagher LLP, dated April 15, 2013 (included in Exhibit 5.1 above)

23.2	Consent of Baxter & Jewell, P.A., dated April 15, 2013 (included in Exhibit 5.2 above)

23.3	Consent of Montgomery McCracken Walker & Rhoads LLP, dated April 15, 2013 (included in Exhibit 5.3 above)

23.4	Consent of Moss & Barnett P.A., dated April 15, 2013 (included in Exhibit 5.4 above)

23.5	Consent of Nelson Mullins Riley & Scarborough LLP, dated April 15, 2013 (included in Exhibit 5.5 above)

23.6	Consent of Phillips Murrah, P.C., dated April 15, 2013 (included in Exhibit 5.6 above)

23.7	Consent of Quarles & Brady LLP, dated April 15, 2013 (included in Exhibit 5.7 above)

99.1	Press Release, dated April 10, 2013 – Senior Note Offering Launch

99.2	Press Release, dated April 10, 2013 – Senior Note Offering Pricing

99.3	Press Release, dated April 15, 2013 – Senior Note Offering Closing